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                                                                 Exhibit 10(x)


                             AMENDMENT NO. 1 TO
                         RECEIVABLES SALE AGREEMENT

         This Amendment No. 1 to Receivables Sale Agreement (this
"Amendment") is entered into as of August 15, 2006, among Graybar Commerce
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Corporation, a Delaware corporation, as Buyer ("Buyer") and Graybar Electric
                                                -----
Company, Inc., a New York corporation, as Originator ("Originator").
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                                  RECITALS
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         Each of Buyer and Originator entered into that certain Receivables
Sale Agreement, dated as of June 30, 2000 (the "Sale Agreement").
                                                --------------

         Each of the parties hereto now desires to amend the Sale
Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                 AGREEMENT
                                 ---------

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions Used Herein. Capitalized terms used herein
                    -----------------------
and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

         Section 2. Amendment to the Sale Agreement. Subject to the
                    -------------------------------
terms and conditions set forth herein, Exhibit I to the Sale Agreement is hereby amended by amending and restating in its entirety the definition of "Change of Control" in such exhibit to read as follows:

                  "Change of Control" shall mean the acquisition by any
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         Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of
         25% or more of the outstanding shares of voting stock of Originator; provided that a change in the identity of one or more trustees under a

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         voting trust holding shares of voting stock shall not be deemed to be such an acquisition.


         Section 3. Conditions to Effectiveness of Amendment. This
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Amendment shall become effective as of the date hereof (the "Effective Date"),
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upon the satisfaction of the conditions precedent that:

                  (a) Amendment. Buyer shall have received, on or before
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the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  (b) Representations and Warranties. As of the Effective
                      ------------------------------
Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, Originator shall be deemed to have represented and warranted such).

                  (c) No Termination Event. As of the Effective Date, both
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before and after giving effect to this Amendment, no Termination Event or
Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Originator shall be deemed to have represented and warranted such).

         Section 4. Miscellaneous.
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                  (a) Effect; Ratification. The amendments set forth herein
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are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which Buyer may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set

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forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Transaction Documents. This Amendment is a
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Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees, and Expenses. Originator agrees to reimburse
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Buyer on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer).

                  (d) Counterparts. This Amendment may be executed in any
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number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this
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Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY,
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AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE
OF ILLINOIS.

                  (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES
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TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY,
ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                          (Signature Page Follows)

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.


                                  GRAYBAR COMMERCE CORPORATION,
                                  as Buyer


                                  By:
                                     ---------------------------------
                                  Name:
                                  Title:


                                  GRAYBAR ELECTRIC COMPANY, INC.,
                                  as Originator


                                  By:
                                     ---------------------------------
                                  Name:
                                  Title: